Prudential Investment Portfolios 2

PGIM TIPS Fund (the Fund)

Supplement dated April 14, 2021 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

Effective immediately, Mr. Mick Meyler, Mr. Scott Donnelly and Mr. Robert Tipp will replace Mr. Erik Schiller as portfolio managers for the Fund. Mr. Craig Dewling and Mr. Gary Wu will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund's Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.All information pertaining to Mr. Schiller is hereby removed.

2.The table in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Messrs. Meyler, Donnelly and Tipp:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers

PGIM Investments	PGIM Fixed	Mick Meyler	Principal	April 2021
LLC	Income
		Scott Donnelly,	Vice President	April 2021
CFA
		Robert Tipp,	Principal	April 2021
CFA

3.The section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" is revised by adding the following professional biographies for Messrs. Meyler, Donnelly and Tipp:

Mick Meyler is a Principal for PGIM Fixed Income's Developed Market Rates team, specializing in government securities, futures and interest rate swaps/derivatives. Mr. Meyler joined the Firm in 2017 and assists with managing overall portfolio strategy, performs quantitative analysis, and designs and implements risk positions. Most recently, Mr. Meyler was with Nomura Securities where he was a Director in Interest Rate Sales focused on relative value and macro sales. Prior to that he was a portfolio manager at Citigroup's Proprietary Trading business and then at Nomura Securities' Proprietary Trading business where he implemented and managed relative value trading strategies in government securities and interest rate swaps/options. Mr. Meyler began his career in Capital Markets in 2001 in an Interest Rates Sales role at Lehman Brothers. Mr. Meyler received an BA in Economics from Rutgers University and an MBA with a concentration in Quantitative Finance from the University of Chicago.

Scott Donnelly, CFA, is a Vice President and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. Prior to his current role, Mr. Donnelly was a Sr. Investment Vice President for the Firm's Global Portfolio Management unit, overseeing the portfolio management activities within its Asia ex-Japan and European insurance operations. Mr. Donnelly started his career with the Firm in 2007 in the Institutional Investment Products group. Previously, he held portfolio management and actuarial roles at MetLife. Scott received a BS in Finance from St. Joseph's University and MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to co-managing the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

LR1358